THE RBB FUND, INC.

F/m US Treasury 30 Year Bond ETF | (Nasdaq: UTHY)

F/m US Treasury 20 Year Bond ETF | (Nasdaq: UTWY)

F/m US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

F/m US Treasury 7 Year Note ETF | (Nasdaq: USVN)

F/m US Treasury 5 Year Note ETF | (Nasdaq: UFIV)

F/m US Treasury 3 Year Note ETF | (Nasdaq: UTRE)

F/m US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

F/m US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

F/m US Treasury 6 Month Bill ETF | (Nasdaq: XBIL)

(collectively, the “Funds”)

Supplement dated February 12, 2026

to the Prospectus and Statement of Additional Information (“SAI”)

dated December 31, 2025

Effective February 10, 2026, the F/m US Treasury 3 Month Bill ETF converted to a multi-class ETF fund structure and its name changed to the F/m US Treasury 3 Month Bill Fund. The fund offers an exchange-traded class of shares (ETF Class Shares) that is listed on an exchange and operates as an ETF, as well as a mutual fund class of shares (Institutional Class Shares) that operates as a traditional mutual fund. The two share classes are offered through separate prospectuses. The ETF Class Shares, unlike the Institutional Class Shares, are not individually redeemable. The ticker for the ETF Class Shares remains Nasdaq: TBIL. The ticker for the Institutional Class Shares is Nasdaq: TBFMX. The ETF Class Shares are not a mutual fund product.

Accordingly, effective immediately, the summary prospectus section relating to, and all other references to the “F/m US Treasury 3 Month Bill ETF,” the “F/m UST 3M Bill Fund” and “TBIL” in the Funds’ prospectus and SAI are hereby deleted and removed in their entirety.

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Please retain this supplement for your reference.